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                               SUPPLEMENT TO THE

                               DODGE & COX FUNDS

                MAY 1, 2000 STATEMENT OF ADDITIONAL INFORMATION



The Dodge & Cox Funds Statement of Additional Information is amended to include the following information on Page 20 after "Net Asset Value per Share":


In-Kind Exchange of Securities. Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value;
(iii) must be liquid; (iv) must not be subject to restrictions on resale; and
(v) the market value of any securities exchanged, plus any cash, must be at least $25 million; Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.



                                                  Supplement dated March 5, 2001